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Exhibit 10.3 (b)

Lease No.002-3004154
FIRST SECURITY BANK, N.A.

LEASE SCHEDULE TO MASTER EQUIPMENT LEASE AGREEMENT

This Lease Schedule to Master Equipment Lease Agreement (the "Lease Schedule") is entered into pursuant to the terms of the Master Equipment Lease Agreement (the "Agreement") between the signatories hereof dated and constitutes a separate lease (the "Lease") thereunder.
All the terms and conditions of the Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth in this Lease Schedule at length and all capitalized terms not otherwise defined in this Lease Schedule shall have the meaning set out in the Agreement. By their execution and delivery of this Lease Schedule Lessor and Lessee hereby reaffirm on and as of the date hereof all the terms, conditions, agreements, representations and warranties contained in the Agreement. A copy of the signed Agreement attached to the Lease Schedule, which attachment shall adopt the copied signatures on the Agreement as of the date of the Lease Schedule, shall constitute an original lease. A copy of the Agreement and the Lease Schedule shall alone constitute the chattel paper for purposes of perfecting a security interest.

A. Description of Equipment ID New Invoice or of Purchase Quantity Description Serial # Used Price

VARIOUS MACHINES TO INCLUDE ALPHA CHILLER SN 1885, VERSA PULLERlCUTTER 1 VARIOUS SN 22827, GLOUCESTER 21/2lNCH EXTRUDER NUMBER 221-14914-01, VACUUM New $170,316.61 TANK SN VT16.88.99, WATER TANK SN WT10.88.99, AND OTHER EQUIPMENT. SEE INVOICES FOR DESCRIPTION
TOTAL INVOICE PURCHASE PRICE: $170,316.61
B. Term. 60 months.
C. Rental.
1. Frequency: Monthly
2. Advanced or Arrears: Arrears
3. Rental Payment Dates: FEBRUARY 6, 2000, and on the same day of each Month with the final payment on JANUARY 6, 2005.
4. Basic Rental in an amount equal to 0.0218259 of the total invoice purchase price of all Item is payable on each Rental Payment Date.
5. Interim Rental in an amount equal to RATE + 1% of the invoice purchase price for each Item for each day from and including the date of acceptance for such Item to but excluding the first Rental Payment Date will be payable on the first Rental Payment Date-
D. Residual Value. -0- of the invoice purchase price of each item.
E. Location. The Equipment shall be located at:
Address: 218 WEST 12650 SOUTH DRAPER, UT 84020 County: SALT LAKE
If required, the Equipment will be registered in UT.
F. Security Deposit. Concurrently with the execution hereof Lessee shall deposit with Lessor the sum of N/A as a security deposit which Lessor may use to satisfy any unpaid late charges, recording fees or other amounts due and unpaid. Any unused portion of the deposit will be returned to Lessee without interest upon expiration or earlier termination of the Lease and upon payment of all sums then due and owing to Lessor, or Lessee may, at its option, apply the unused balance of the security deposit toward the last Rental payment.
G. Insurance. The minimum amount of insurance to be provided by Lessee as required under the terms of the Agreement shall be as follows:

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1. Liability:
   $300,000.00 each individual
   $300,000.00 each accident
   $300,000.00 property damage liability :
2. Physical Damage and Loss: $170,316.61
3. Additional riders, exclusions or special terms required by Lessor: NA.
H. Other Terms.  N/A
I. Execution of Financing Statements and Tide Documents.
Lessee agrees to execute and deliver to Lessor such financing statements and/or title documents as reasonably requested by Lessor to protect and identify Lessor's interest in the Equipment. Lessee appoints Lessor, or Lessor's agents or assigns, its true and lawful attorney-in-fact to prepare, to execute and to sign the name of Lessee with the same force and effect as if signed by Lessee, and to file the same at the locations reasonably determined by Lessor. I IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Schedule to be duly executed on behalf of each of them on JULY 14, 1999 and warrant their authority to bind principals.

LESSEE: E.B. BERGER INCORPORATED LESSOR:       FIRST SECURITY BANK, N.A.
 a(n) UTAH Corporation
By:                                            By:
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Title:                                         Title:
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Address:                                       Address:
218 WEST 12650 SOUTH                           c/o  First Security Leasing Co.
DRAPER, UT 84020                               381 East Broadway, 2nd Floor
                                               Salt Lake City, Utah 84111